CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-2

Section 7.3 Indenture                       Distribution Date:         1/18/2005
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(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                 0.00
              Class B Principal Payment                                 0.00
              Class C Principal Payment                                 0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                 0.00
              Class B Principal Payment                                 0.00
              Class C Principal Payment                                 0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                 2,670,955.00
              Class B Note Interest Requirement                   243,840.92
              Class C Note Interest Requirement                   421,714.75
                      Total                                     3,336,510.67

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                      2.37292
              Class B Note Interest Requirement                      2.59958
              Class C Note Interest Requirement                      3.49681

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                   1,125,600,000
              Class B Note Principal Balance                      93,800,000
              Class C Note Principal Balance                     120,600,000

(iv)   Amount on deposit in Owner Trust Spread Account         13,400,000.00

(v)    Required Owner Trust Spread Account Amount              13,400,000.00


                                                 By:
                                                    ----------------------------
                                                    Name:   Patricia M. Garvey
                                                    Title:  Vice President

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